UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                 FORM 8-K
                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  August 5, 1999

                            WIRELESS ONE, INC.
            (Exact Name of Registrant as Specified in Charter)

    Delaware                          0-26836                 72-1300837
   (State or Other             (Commission File Number)      (IRS Employer
Jurisdiction of Incorporation)                              Identification No.)

2506 Lakeland Drive, Jackson, Mississippi                         39208
(Address of Principal Executive Offices)                       (Zip Code)


 Registrant's telephone number, including area code:   (601) 936-1515

              1080 River Oaks Drive, Suite A150, Jackson, Mississippi (Former Name or Former Address, if Changed Since Last Report)





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      INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.   OTHER EVENTS.


    On August 5, 1999, the Company filed a First Amended Plan of Reorganization (the "Amended Plan of Reorganization") and a First Amended Disclosure Statement (the "Amended Disclosure Statement") and certain other related documents with the United States Bankruptcy Court for the district of Delaware(the "Bankruptcy Court"). The Amended Plan of Reorganization is attached as Exhibit 99.1 hereto and is incorporated herein by reference. The Amended Disclosure Statement is attached as Exhibit 99.2 hereto and is incorporated herein by reference. The Amended Plan of Reorganization and the Amended Disclosure Statement amend the initial Plan of Reorganization and Disclosure Statement filed with the Bankruptcy Court on or about March 15, 1999 and remain subject to further revision and amendment as well as approval by the Bankruptcy Court. The Amended Disclosure Statement has not been approved by the Bankruptcy Court for use in the solicitation of acceptances of the Amended Plan of Reorganization pursuant to Section 1125(b) of the Bankruptcy Code. Accordingly, the filing and dissemination of the Amended Disclosure Statement with the Bankruptcy Court and as an exhibit to this Form 8-K is not intended, nor should it be construed, as such a solicitation, nor should the information contained therein be relied upon for any purpose prior to a determination by the Bankruptcy Court that the Amended Disclosure Statement contains adequate information. Dissemination of the Amended Disclosure Statement is controlled by Bankruptcy Rule 3017.

     The projected financial information to be included in the Amended Disclosure Statement as well as certain statements made in the Amended Plan of Reorganization and the Amended Disclosure Statement, including statements that are not a statement of historical fact, may constitute "forward-looking" statements as defined in the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such statements include, without limitation, statements regarding future liquidity, cash needs and alternatives to address capital needs, and are indicated by words or phrases such as "anticipate," "estimate," "plans," "projects," "continuing," "ongoing," "expects," "management believes," "the Company believes," "the Company intends," "we believe," "we intend," and similar words or phrases.

     Important factors that could cause actual results to differ materially from the Company's expectations include those risk factors set forth in the Amended Disclosure Statement as well as, without limitation, Bankruptcy Court approval of the Amended Disclosure Statement and any other needed approvals and confirmation and consummation of the Amended Plan of Reorganization, many of which are beyond the control of the Company. Further information regarding these and other factors that might cause future results to differ from those projected in the forward-looking statements is described in more detail under the heading "Factors That May Affect Future Results of the Company" in the Company's Form 10-K for the year ended December 31, 1998, under the heading "Cautionary Statements" in the Company's Form 10-Q for the quarter ended
March 31, 1999 and under the heading "Certain Risk Factors to be Considered" in the Amended Disclosure Statement.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c) Exhibits.

          99.1 First Amended Plan of Reorganization dated August 5, 1999.

          99.2 First Amended Disclosure Statement dated August 5, 1999.



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                                SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WIRELESS ONE, INC.,
                                      a Delaware corporation


Date:  August 11, 1999                /s/ Thomas G. Noulles
                                      -----------------------
                                      Thomas G. Noulles
                                      Senior Vice President and General Counsel




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                    EXHIBIT INDEX

EXHIBITS

(c)  Exhibits.

99.1 First Amended Plan of Reorganization dated August 5, 1999.

99.2 First Amended Disclosure Statement dated August 5, 1999.